UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549



                              FORM 8-K

                           CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):    January 30, 2001




                         HOWELL CORPORATION
       (Exact name of registrant as specified in its charter)



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       Delaware                 1-8704              74-1223027
(State or other jurisdiction  (Commission        (I.R.S. Employer
   of incorporation)         File Number)       Identification No.)
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        1111 Fannin, Suite 1500, Houston, Texas          77002
        (Address of principal executive offices)       (Zip code)




      Registrant's telephone number, including area code: (713)658-4000

Item 5.    Other Events.

     The Registrant issued a press release on January 30, 2001, announcing, among other things, that the Board of Directors of Howell Corporation authorized a 10% stock dividend to be paid on the outstanding common shares of the Company. The record date for the dividend is March 8, 2001 and the payment date is March 22, 2001. Fractional shares will be paid in cash.

     The dividend, when issued, will reduce the conversion price of the Registrant's $3.50 Convertible Preferred Stock, proportionately. The conversion price prior to the stock dividend is $16.50. After the stock dividend, it is expected that the conversion price will be approximately $15.00.

Item 7.    Financial Statements and Exhibits.

      (c)  Exhibits.

           The following materials are filed as exhibits to this Current Report on Form 8-K.

      Exhibit
      Number              Description

       99.1               Press  release  of Howell Corporation dated
                          January 30, 2001.

                         S I G N A T U R E

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               HOWELL CORPORATION



Dated: January 31, 2001        By: /S/ ROBERT T. MOFFETT
                               ---------------------------
                               Robert T. Moffett
                               Vice President, General Counsel and
                               Secretary

                            EXHIBIT INDEX

Exhibit
Number               Description

  99.1               Press    release    of   Howell Corporation dated
                     January 31, 2001.